EXHIBIT 4.1

         SEE RESTRICTIVE LEGEND ON THE REVERSE SIDE OF THIS CERTIFICATE
                       Incorporated Under The Laws Of The
                                State Of Delaware

Number                                                                    Shares

------                                                                    ------


                       COL CHINA ONLINE INTERNATIONAL INC.

           $.001 Par Value Common Stock, 100,000,000 Shares Authorized

             THIS CERTIFIES THAT __________________________________

                           is the registered holder of

                              ___________________

                  Shares of the $.001 par value Common Stock of COL China Online International Inc., fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
            IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate
    Seal to be hereunto affixed as of this ___ day of __________ A.D. 2000.



______________________, Secretary             _______________________, President

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND ARE 'RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.


     For Value Received, __________________________ hereby sell, assign and transfer unto Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________


                                    _________________________________________
                                    Signature

                    [NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.]

In presence of

__________________________________________